Exhibit 10.3

AMENDMENT NO. 2

TO THE

BENTLEY SYSTEMS, INCORPORATED

BONUS POOL PLAN

(As Amended and Restated Effective as of September 22, 2020)

WHEREAS, Bentley Systems, Incorporated (the “Company”) amended and restated the Bentley Systems, Incorporated Bonus Pool Plan (the “Bonus Pool Plan”), effective as of September 22, 2020;

WHEREAS, Section 6(g) of the Bonus Pool Plan provides that, subject to the terms of the Bonus Pool Plan, , the “Nonemployee Directors,” as defined in the Bonus Pool Plan, reserve the right to amend the Bonus Pool Plan from time to time;

WHEREAS, the Nonemployee Directors desire to amend the Bonus Pool Plan to amend and restate Appendix A thereof and have unanimously approved the amendment and restatement set forth herein;

WHEREAS, the sole Participant in the Bonus Pool Plan has consented to such amendment and restatement;

NOW, THEREFORE, effective as of July 1, 2024, Appendix A of the Plan is hereby amended and restated in its entirety as set forth on Schedule I hereto.

IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed this 26th day of June 2024.

BENTLEY SYSTEMS, INCORPORATED

By:	/s/ David R. Shaman
	Name:	David R. Shaman
	Title:	Chief Legal Officer and Secretary

Schedule I

BENTLEY SYSTEMS, INCORPORATED

BONUS POOL PLAN

APPENDIX A

Participant	First Fractional Interest for 2024, effective July 1, 2024*	Second Fractional Interest for 2024, effective July 1, 2024*
Greg Bentley	4/33	4/33

* The First and Second Fractional Interests will be in place each successive calendar year for each Participant unless and until the Nonemployee Directors change or revoke one or both of them for such Participant.

Further, neither (i) the proration of a Participant’s Bonus under Section 3(b) for a calendar quarter or the elimination of a Participant’s First and Second Fractional Interests for future calendar quarters, in each case due to the Participant’s Termination of Employment, nor (ii) the reduction in a Participant’s First and Second Fractional Interests under Section 3(c) due to the Participant’s less than full-time employment, shall result in or cause any change in the First and Second Fractional Interests of the remaining Participants, even though neither the sum of such First Fractional Interests nor the sum of such Second Fractional Interests for such remaining Participants equals 1.0.